UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [   ]

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Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
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FBR & CO.
(Name of Registrant as Specified In Its Charter)

Voce Catalyst Partners LP
Voce Capital Management LLC
Voce Capital LLC
J. Daniel Plants
Michael J. McConnell
Jarl Berntzen
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On May 23, 2016, Voce Capital Management LLC presented the materials attached hereto as Exhibit 1 to Institutional Shareholder Services, which are incorporated by reference herein, regarding FBR & Co. (the “Company”).

VOCE CATALYST PARTNERS LP, VOCE CAPITAL MANAGEMENT LLC, VOCE CAPITAL LLC, JARL BERNTZEN, MICHAEL J. MCCONNELL AND J. DANIEL PLANTS (TOGETHER, THE “PARTICIPANTS”) HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON SCHEDULE 14A ON MAY 9, 2016 A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE PARTICIPANTS’ SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF FBR & CO. (THE “COMPANY”) FOR USE AT THE COMPANY’S 2016 ANNUAL MEETING OF SHAREHOLDERS (THE “PROXY SOLICITATION”).

ALL SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE PROXY SOLICITATION WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD ARE AVAILABLE, ALONG WITH OTHER RELEVANT DOCUMENTS (WHEN THEY BECOME AVAILABLE), AT NO CHARGE ON THE SEC’S WEBSITE AT http://www.sec.gov/.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN ANNEXES I AND II TO THE DEFINITIVE PROXY STATEMENT FILED BY THE PARTICIPANTS WITH THE SEC ON MAY 9, 2016. THIS DOCUMENT CAN BE OBTAINED AT NO CHARGE ON THE SEC’S WEBSITE AT http://www.sec.gov/.

EXHIBIT 1

vocecapital

A voice for value

FBR & Co.

Rekindling the Spirit of Success (Updated)

Discussion Materials

May 23, 2016

vocecapital

Disclaimer

The views expressed herein represent the subjective opinions of Voce Capital Management LLC and certain of its affiliates and controlling persons (collectively, "Voce"), who beneficially own shares of FBR & Co. (the "Company"). These views are based on publicly available information with respect to the Company. Certain financial information and data used herein have been derived or obtained from publicly available information including filings made with the Securities and Exchange Commission ("SEC"), or other regulatory authorities and from other third party reports, by the Company or other companies Voce deems relevant. Voce has neither sought nor obtained consent from any third party for the use of previously published information. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. Voce shall not be responsible or have any liability for any misinformation contained in any third party report, SEC or other regulatory filing. All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and Voce's use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names.

Unless otherwise stated, statements in this presentation are made as of the date of this presentation, and nothing shall create an implication that the information contained herein is correct as of any time after such date. Voce reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. Voce disclaims any obligation to update the data, information or opinions contained herein or to notify the market or any other party of any such changes.

This document contains certain forward-looking statements and information that are based on Voce's beliefs as well as assumptions made by, and information currently available to, Voce. These statements include, but are not limited to, statements about strategies, plans, objectives, expectations, intentions, expenditures and assumptions and other statements that are not historical facts. When used in this document, words such as "anticipate," "believe," "estimate," "expect," "intend," "plan" and "project" and similar expressions are intended to identify forward-looking statements. These statements reflect our current views with respect to future events, are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual results, performance or achievements may vary materially and adversely from those described in this document. The tables, graphs, charts and other analyses provided throughout this document are provided for illustrative purposes only and there is no guarantee that the trends, outcomes or market conditions depicted on them will continue in the future. There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. Any estimates, projections or potential impact of the opportunities identified by Voce herein are based on assumptions that Voce believes to be reasonable as of the date hereof, but there can be no assurance or guarantee that actual results or performance will not differ, and such differences may be material and adverse.

These materials are provided merely for general informational purposes and are not intended to be, nor should they be construed as 1) investment advice, 2) a recommendation to buy or sell any security, or 3) an offer or solicitation to subscribe for or purchase any security. These materials do not consider the investment objective, financial situation, suitability or the particular need or circumstances of any specific individual who may receive or review this presentation, and may not be taken as advice on the merits of any investment decision.

Voce currently has an economic interest in the price movement of the securities of the Company. It is possible that there will be developments in the future that cause Voce to modify this economic interest at any time or from time to time. This may include a decision to sell all or a portion of its holdings of Company securities in open market transactions or otherwise (including via short sales), purchase additional Company securities (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such securities.

Although Voce believes the information herein to be reliable, Voce makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and Voce expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, shareholders and others should conduct their own independent investigations and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

"**FBR** was once a big success, but its glory days seemed to have faded with the departure over time of its three founders."

– William D. Cohan, "A Campaign for Change at a Boutique Wall Street Firm", The New York Times, April 2016

Table of Contents

FBR &Co.

About Voce

- **Voce Capital Management LLC and its nominees own 390,525 shares of FBR & Co.**
  - 5.2% of shares outstanding; #3 shareholder
  - Voce hasn't sold a single share since purchasing began in May 2015
  - Conducted more than 10 meetings with FBR in an effort to understand its strategic and financial choices
- **Voce is a value-oriented investment adviser founded by J. Daniel Plants in 2011**
  - Voce pursues a value-driven, governance-focused investment strategy
  - Particular expertise in healthcare, technology and financials
  - Investor base comprised of leading foundations, institutions and family offices
- **Voce's principals have extensive experience in corporate governance, capital markets and shareholder value creation**
  - Prior experience of Voce principals: Goldman Sachs, JPMorgan, TPG, Moelis, Sullivan & Cromwell
- **Voce selectively uses activism to create value for all shareholders**
  - Majority of investments are passive or involve cooperative partnerships with management
- **Voce has led numerous successful campaigns for change**

Strategic	Capital Allocation	Corporate Governance
OBAGI MEDICAL, OPLINK	harmonic, INTEVAC, ITG	CONMED, AirMethods

- **Voce's efforts have secured numerous important governance victories, such as repeal of poison pills, adoption of majority voting, and defeat of dilutive equity issuances**
- **Average return to public shareholders across all nine of Voce's completed activist investments is 27.6% (vs. 5.2% for the Russell 2000 and 7.7% for the S&P 500), with an average duration of 189 days**

Executive summary

- **We believe FBR is a "Tiffany brand" that has lost its way … *but can still be saved***
  - Storied franchise built by visionaries that has been poorly managed by incapable successors
  - Stock is worth less now than when current management took over in 2009, while the S&P500 (SPY) and Russell 2000 (IWM) are up 163% and 146%, respectively
  - FBR's stock badly lags its peers over most time periods and woefully underperforms against all of its own financial and operating metrics, such as revenue/head, growth, margins and ROE
- **FBR remains dominant in high margin capital raising (especially 144A, with typically 60-90% market share) and retains deep domain expertise in attractive Financial Institutions (FIG), Real Estate and Energy sectors**
  - Opportunity to reinvest in these areas to recapture lost share to competitors like Sandler and KBW
- **FBR's constantly shifting strategy and priorities are unintelligible, in our view**
  - Profitless growth in new industry verticals and endless new product initiatives
  - We don't believe current operating plan can ever earn its cost of capital
  - Management's credibility has been severely eroded through serial failures, undue optimism, missed expectations, selective disclosures and aggressive use of non-standard financial presentations
- **Significant corporate governance failings have stacked the deck in favor of management at the expense of shareholders, in our opinion**
  - Directors aren't independent – almost all have long-standing ties to Chairman & CEO that predate their Board tenure
  - Lead Director held an undisclosed investment in private equity fund that bought into FBR
  - Insiders employing a creeping takeover via massive equity grants and corporate share repurchases
  - Egregious compensation scheme – excessive, top-heavy and misaligned with performance

Note: Returns through 3/18/16

Executive summary (cont'd)

- **We don't believe FBR has acted in good faith**
  - Disturbing pattern of gamesmanship in our initial efforts to work with management and the Board
  - Has refused to engage or respond to Voce in any manner during this campaign
- **The current Board should be held accountable for the Company's track record and compensation practices – our slate would replace three, whom we deem the most culpable, directors**
  - Includes Lead Director and two committee chairmen
  - None of them had ever purchased a share of FBR in the open market prior to our arrival
- **We have a clear, actionable plan to restore FBR**
  - *Realign* strategy and business around its traditional core of FIG, real estate and energy
    - Exit other industries, shutdown principal investing, build an advisory business in core industries
  - *Reduce* expenses
  - *Revitalize* governance by insisting upon objectivity, transparency and accountability
- **Our 3 nominees bring needed experience and skills in the following areas:**
  - Extensive senior investment banking experience – *especially M&A advisory*
  - Capital allocation and corporate strategy
  - Public company directorial experience
  - Institutional asset management
- **All of our nominees are already FBR shareholders**
- **The time to act is now – insider plan of creeping control likely to thwart ability to enact change in the future, by our analysis**

FBR's Stated Financial Goals: Summary Scorecard

	Company's Commitments to Shareholders	Reality
1	"One of the industry leaders in revenue per head" – $500K revenue / head break-even "benchmark" – "Target range of 700K – 800K per employee"	× 2015 revenue / head of $399K – Currently well below benchmark – Substantially lags 2015 peer average of $643 – Metric declining for last two years and near 7-year lows – 1Q16 annualized rate of $249K
2	"FBR continues to grow revenue year over year" despite "declining industry volumes" and "challenging" commission levels	× -2% revenue CAGR since 2011 – 2nd lowest among all peers (peer average = 11%)
3	"An appropriate and sustainable ratio of compensation to net revenue"	× Compensation ratio in-line with banking peers, BUT… – Compensation per head is lowest among relevant peers due to elevated headcount
4	"Ongoing strict management of non-comp fixed expenses"	× Non-comp expenses represent 41% of revenues – Highest among all peers (peer average = 24%)
5	"Consistently achieve profitability <u>in all market conditions</u>"	× Delivered -13% operating margin in 2015 and -3% operating margin over the last five years – 2nd lowest among all peers (peer average = 10%) – "[W]e still have more work to do to achieve consistent profitability in challenging markets"
6	"Attractive returns on equity" with "<u>double digit ROEs</u>…a realistic target"	× 1% average ROE since 2011 – 2nd lowest among all peers (peer average = 15%) – Has only covered cost of equity once in last 5 years

Jarl Berntzen



Jarl Berntzen

Experience:

Jarl Berntzen has served as Senior Director, Head of Corporate Development at Dolby Laboratories, Inc. (NYSE: DLB), since August 2011. Mr. Berntzen has served on the Board of Directors and as a member of the Audit Committee at Century Aluminum Co. (Nasdaq: CENX), since March 2006. Mr. Berntzen has also served on several other committees at Century Aluminum Co. over the past 10 years and is currently chair of the company's Compensation Committee. He served on the Board of Directors of Universal Safety Response, Inc. from October 2007 to April 2009.

Mr. Berntzen has more than 14 years of investment banking experience and has extensive experience in mergers and acquisitions, financial restructurings and corporate development activities. For more than a decade, Mr. Berntzen held various positions, including Vice President, in the Mergers & Acquisitions department at Goldman, Sachs & Co.'s New York and London offices. During his ten-year tenure at the firm, Mr. Berntzen led and managed a wide range of public and private buy-side, sell-side and merger transactions – both domestic and cross-border, with a particular emphasis on the industrial, food and retail, media and telecom sectors.

Current Directorships: Century Aluminum Co. (Nasdaq: CENX) since March 2006

Key skills:

Extensive investment banking advisory experience
Operating experience
Public company directorial experience

Alignment: Already an FBR shareholder

"I invested in FBR, and agreed to serve as a nominee, because I believe FBR has a meaningful opportunity to grow its advisory business, thereby boosting margins and smoothing the volatility of its revenues. Given its relationships and deep industry expertise in its core verticals, FBR should be able to generate far higher advisory revenues than it has been able to achieve in recent years. From my almost 15 years of experience as an M&A banker, both at industry-leader Goldman Sachs and as head of M&A at a full-service middle market investment bank that competed directly against FBR, I know first-hand what it takes to compete in the demanding, but highly profitable, advisory business. The first prerequisite is to apply a franchise mentality and attract a critical mass of outstanding talent in core areas of strategic focus while building long-term client relationships through industry expertise and superior execution, something FBR's current leadership has not been able to accomplish due to its failed diversification strategy."

– Jarl Berntzen

Michael J. McConnell



Michael J. McConnell

Experience:

Michael J. McConnell, in addition to being a private investor, has served as Chairman of the Board of Directors of Spark Networks, Inc. (NYSE: LOV), since July 2014 and has served on the Board of Directors of Guidance Software, Inc. (Nasdaq: GUID), since April 2016. He served as Chief Executive Officer of Collectors Universe Inc., (Nasdaq: CLCT) a provider of third-party authentication and grading of high value collectibles, from 2009 to 2012, and from 2007 to 2013 Mr. McConnell served on the Board of Directors of Collectors Universe Inc.

From 1994 to 2007, Mr. McConnell served as a Managing Director of Shamrock Capital Advisors, an investment manager of both domestic and international alternative asset funds in public equities, real estate and private equity, where he led a $1.2 billion direct investment fund. Earlier in his career, Mr. McConnell was an investment banking analyst with Kidder, Peabody in New York City.

Current Directorships:

Spark Networks, Inc. (NYSE: LOVE) since July 2014
Guidance Software, Inc. (Nasdaq: GUID) since April 2016

Key skills:

Prior public company CEO
Investment banking experience
Extensive public company directorial experience
Institutional asset management

Alignment:

Already an FBR shareholder

"I invested in FBR, and agreed to serve as a nominee, because I believe FBR can be significantly more valuable to all of its stakeholders by refocusing on its traditional core industries of financials, real estate and energy. I believe doing so will not only help reduce FBR's expense burden but will ultimately lead its revenues to grow, not shrink, by emphasizing depth rather than breadth – FBR's historically winning formula. Moreover, I believe my extensive experience with executive compensation will be helpful in realigning management's incentives with those of FBR's shareholders as part of an overall revitalization of FBR's corporate governance – which appears to me to be an urgent need."

– Michael J. McConnell

J. Daniel Plants



J. Daniel Plants

Experience:

Mr. Plants founded Voce Capital Management LLC, a value-driven, governance-focused investment manager, in 2011 and has served as the Chief Investment Officer since its inception. His two decades of experience prior to Voce featured leadership roles from Wall Street to Sand Hill Road, including executive positions in mergers and acquisition advisory groups of Goldman, Sachs & Co. and JPMorgan and as a corporate attorney with Sullivan & Cromwell.

Immediately prior to Voce, he served as a Managing Director and Head of Communications Technology and Media for Needham & Company LLC, an investment banking and asset management firm focused on small capitalization companies that compete against FBR. His prior career spans dozens of successful M&A transactions and more than $20 billion in public and private capital raising across a broad range of industries and market capitalizations.

Current Directorships:

Destination Maternity Corporation (Nasdaq: DEST)
Cutera, Inc. (Nasdaq: CUTR)

Key skills:

Extensive investment banking advisory experience
Corporate governance / securities law
Institutional asset management
Public company directorial experience

Alignment:

Already an FBR shareholder

"Voce invested in FBR because we believe it has an enormous opportunity to reclaim the success it once enjoyed under its founders, but fresh perspective and a new set of priorities will be required in order to capture it. As always, corporate governance and shareholder value are integrally related: FBR's strategic, financial and operational shortcomings have only been allowed to occur due to the Board's failure to discharge its responsibilities, and the path to restoring the firm therefore must begin by holding the Board accountable and thereby revitalizing it. Our slate was assembled with this critical mission as its top priority."
– J. Daniel Plants

FBR Overview

FBR overview

- Founded in 1989; IPO in 2007
- Current CEO, Rick Hendrix, appointed January 1, 2009
- FBR is a leading provider of innovative middle market capital raising solutions with deep domain expertise in financials, real estate and energy
- Revenue segments:

Segment	Description
Capital Raising	▪ Underwriter of client securities, including private and public offerings of equity and debt securities ▪ Sole-managed 144A offerings provide up to 7% economics of underwritten deal value ▪ Includes acquired MLV, a market leading at-the-market (ATM) issuer
Institutional Brokerage	▪ Research, securities lending and institutional sales and trading revenues for various buy-side and sell-side clients ▪ Covers equities, convertible securities, HY debt and other loan products ▪ Makes markets in over 1,400 stocks
Advisory	▪ Financial advisory practice for clients on strategic alternatives, M&A, restructuring and partnerships ▪ Includes fairness opinions and general corporate finance advice
Other	▪ Principal investing revenue ▪ Net Interest and dividend income



8%
3%
51%
38%
Capital Raising
Institutional Brokerage
Advisory
Other

- HQ in Arlington, Virginia
- 287 employees

FBR financial snapshot

FBR

(in millions, except for per share and valuation data)

	Diluted			Undiluted		
Capitalization (as of):	**05/20/16**			**05/20/16**		
Share Price	$19.82			$19.82		
Fully-Diluted Shares Outstanding (inc. RSUs)	9.7			7.5		
Market Value	**191.8**			**147.7**		
Less Unrestricted Cash	($52.8)			($52.8)		
Less Investment Securities	($69.3)			($69.3)		
Enterprise Value	**$69.7**			**$25.6**		
Financial Metrics	**Current**	**2016E**	**2017E**	**Current**	**2016E**	**2017E**
Revenue		$134	$145		$134	$145
EPS		($0.08)	$0.38		($0.10)	$0.49
Book Value Per Share	$20.10			$26.10		
% Book Value in Cash and Securities	62.8%			62.8%		

Huge equity grants to management have a material impact

vocecapital

FBR timeline

Genesis: Vision and Execution

1993	1993
$450,000,000	$450,000,000
RIGGS	GLENDALE FEDERAL BANK

1993	1994
$350,000,000	$350,000,000
BROOKLYN FEDERAL SAVINGS	PRIME RETAIL REIT

Middle Years: Painful Growth Lessons

Today: Back to Past Mistakes

- 2015 Acquired MLV
- 2014/15 – Senior non-core hiring spree
- 2013 – Acquired Lazard healthcare capital markets; Expansion into multiple non-equity businesses
- 2009 – Acquired Watch Hill Partners
- 2009 – Rick Hendrix Appointed CEO
- 2008 – Last founder departs
- 2008 – First NLC subprime originator files for bankruptcy
- 2005 – Second founder departs after SEC investigation into insider trading
- 2001 – First founder departs
- 2001 – Fallout from TMT diversification leads to massive restructuring
- 1999 – First major energy transaction
- 1997 – Parent company IPO ($220mm)
- 1994 – First real estate transaction
- 1992 – First FIG transaction
- 1989 – Founded in Washington, D.C.

1998	2002	2005
$300,000,000	$550,000,000	$440,000,000
CAPITAL AUTOMOTIVE REIT	AMERICREDIT	Mariner Energy Inc

Market leader in capital raising

Segment overview

- **Overview**
  - This segment principally includes underwriting of equity securities for both public and private offerings and syndications. FBR has a market leading presence in underwriting equity securities in private placements
- **Niche, but enormously profitable, market**
  - 144A product provides unique financing vs. the typical public offering from reduced public disclosures and filings and shortened time to close
  - FBR has consistently dominated this market
  - Previous competitor efforts to enter *de novo* have all failed
  - Attractive for businesses with complex structures and those that require project financing with tight windows
  - Specialty distribution with unique sales footprint serving 1,400 institutional accounts
    - 29 senior institutional equities salespeople
- **Economics**
  - Upwards of 7% sole-managed economics for large private placement deals with high flow-through to profit
  - These deals require 4 to 6 weeks of devoted attention to identify and market the right investors for the deal
    - This can limit the number of these deals done per year. Prior years of outperformance have been driven by deal size vs. increased deal volume

Historical quarterly capital raising revenues


$125
$100
$75
$50
$25
$ -
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Average (04-08): $66mm
Average (09-16): $24mm
Previous management
Current management

Inherent franchise value not being recognized



Implied Enterprise Value ($mm)
$80
$60
$40
$20
$ --
($20)
($40)
($60)
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Nov-15
Jan-16
Mar-16

Investors assign close to zero value to the operating business when accounting for the cash and investments

Note: Data through 3/18/16

FBR's current strategy unlikely to ever earn its cost of equity capital

"[S]hould we be able to target returns on equity…in the low- to mid-teens? We absolutely should be able to do that…"
– *CEO Hendrix, February 2011*

($mm, per head figures $000's)

Shareholders' Equity (12/31/15)	$211			
Target Return on Equity		12%	14%	16%
Net Income		$25.3	$29.5	$33.7
Taxes (at statutory rate)	40.0%			
Pre-tax Income		**$42.2**	**$49.2**	**$56.2**
Non-Comp Opex	$44.0			
Variable Opex	10.0%	$28.6	$30.9	$33.2
Comp + Benefits		$171	$185	$199
Comp %	*60.0%*			
Comp / Head		*$566*	*$612*	*$658*
Total Implied Revenue		**$286**	**$309**	**$332**
Revenue / head	*303*	*$943*	*$1,020*	*$1,097*

1. **Return on equity**
   - Current cost of equity of approximately 14% [1]
   - FBR's cumulative 2011 – 2015 ROE is only 5% (and was -7% in 2015)
2. **Compensation and expenses**
   - 60% compensation per head is in management's target range
   - Current expense structure
3. **Total implied revenue required: HIGHLY UNLIKELY**
   - Would significantly exceed all-time highest comparable revenue ($260mm in 2013).
   - These revenue levels would require $200 to $250mm of capital raise revenues
   - $200 to 250mm of capital raise revenues would require $3.3 to 4.1bn of gross capital raised (never achieved by current management team)
     - Assumes 6% blended fees
   - All-time highest comparable revenue per head: $931K in 2013
     - $399K per head in 2015 ($249K run-rate 1Q16)
     - $1M+ revenue / head never achieved by current management team

"[D]ouble digit ROEs are a realistic target…"
– *CEO Hendrix, April 2012*

1. Based on 1.8% 10-year treasury, 1.00 5-year daily beta vs the S&P 500, 6.9% market risk premium and 5.6% small cap premium from 2016 Duff & Phelps valuation handbook

Opportunity #1: Realign strategy and business

- **We believe FBR's resources and revenue opportunities are badly mismatched**
  - Less than half of research footprint is in core sectors (11 out of 25 analysts and 214 out of 473 covered companies)
  - Similar disconnects permeate other business units
- **We don't think FBR has the talent or the resources to successfully compete in Healthcare, Technology, Media and Telecom (TMT) or Consumer sectors**
  - Hyper-competitive industries – we believe FBR is irrelevant in these spaces
  - Long history of failing in non-core areas (e.g., TMT)
- **Non-core sectors are value-destructive, in our view**
  - Generate mainly low-margin sales and trading revenue for FBR
  - These industries produce little, if any, profits for FBR and will likely never earn their cost of capital
- **Principal investment schemes are also ill-advised**
  - Long-term returns are negligible when taxes and compensation included
  - Unlikely to earn its cost of capital
- **FBR should complement and smooth the volatility of its capital markets franchise by pursuing high-margin advisory revenues in core industries**
  - Fresh talent / leadership required

We believe FBR should refocus its entire business (research, sales/trading and investment banking) on traditional core strengths: raising capital for clients in financials, real estate and energy

Opportunity #2: Reduce expenses significantly

- **FBR's headcount could be significantly reduced**
  - Exit undifferentiated industry sectors
  - Compensate remaining employees commensurate with improved performance
- **Operating expenses are too high, in our view**
  - Shrink national footprint – currently seven different offices (including two in California and two in Texas) in super-prime real estate locations (2015 occupancy and equipment: $13M)
  - Stop absorbing abandoned deal expenses for the benefit of seasoned issuers (2015 business development: $10M)
  - Other expenses: professional services (2015: $13M) and communications (2015: $11M)
  - High public company costs
    - E.g., eight person board (each making between $135K to $200K)
      - Board expanded itself by 60% in the last 1.5 years
      - Two new Directors recently added post-Voce arrival
- **We believe executive compensation is excessive**
  - Executive management over last 3 years (Total top 5 compensation average of $11mm)
    - CEO / CFO combined: $5mm
    - Office of the Chief Investment Officer and his staff: ~$2.5mm
      - Can easily return treasury responsibilities to the CFO or a Controller
  - 1Q16 compensation alone exceeded total Company net revenue

Opportunity #3: Revitalize corporate governance

- **We believe FBR's Board is not independent of management**
  - A majority of the Directors have long-standing ties to the CEO and Company that precede their Board tenure
  - Board paid discretionary executive bonuses in 2015 even though management missed all plan targets
  - Board awarded the CEO an evergreen "golden parachute"
- **FBR's Board is not aligned with shareholders, in our view**
  - Insiders have been net sellers of stock
  - Board has been uncooperative and antagonistic when approached by shareholders
- **Lead Director Reimers held an undisclosed investment in a private equity fund that invested directly in FBR (Crestview)**
- **We hold FBR's Board responsible for what we see as misaligned and excessive compensation**
  - Mr. Hendrix (CEO) has made more than $23 million since 2009 despite negative shareholder returns during that period
  - The top 5 executives have been awarded an unfair and unreasonably high percentage of the total compensation pool
  - Compensation scheme does not incentivize appropriate behavior nor align with shareholder interests
- **We believe FBR's Board is too large and self-perpetuating – expanded by 60% over last 1.5 years with no accountability for the Company's poor performance**

Voce believes that the ultimate responsibility for FBR's failings lies with its Board of Directors

FBR & Co.

Assessing FBR's long-term performance

vocecapital

A. Stock performance

Reactive, not proactive


Since Q3 earnings: FBR announced it would begin redeeming portions of its outsourced principal investments.
$30.00
$29.00
$28.00
$27.00
$26.00
$25.00
$24.00
$23.00
$22.00
$21.00
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
Apr-15
May-15
Jul-15
Aug-15
Oct-15
Dec-15
Jan-16
Mar-16
May-16
8/4/15: Company released a capital allocation presentation immediately following a meeting with Voce on the same topic
9/16/15: Voce met with Chairman and lead Director
3/15/16: FBR discloses in 10-K it will no longer be breaking out the principal investing segment
3/18/16: Voce delivered a Shareholder Nomination Letter to the Company to nominate its three candidates *
5/9/16: Voce filed its definitive proxy
5/16/16: Voce sends Shareholder Letter outlining urgent need for Board change
5/5/15: Initial Voce meeting with CFO and SVP of IR
6/16/15: FBR declared its first ever quarterly cash dividend
10/1/15: Voce urged CEO to eliminate Principal Investing unit
10/6/15: FBR appointed Mark Patterson to the Board
2/10/16: FBR appointed Allison Leopold Tilley to the Board
4/5/16: Voce White-Paper
Period of high Voce engagement with zero response from FBR

How will FBR respond if shareholder pressure subsides?

*Note: Despite continued declining operating results, FBR stock price has been supported by Voce's public campaign, which has highlighted multiple areas of opportunity at FBR; Voce believes March 18, 2016 (when we made our first public comments and nominated directors) to be the last unaffected trading day

Selecting FBR's peers

		Technical				Capitalization		Fundamental				
		USD	% of							Price		
		5/20/16	52W	52W	52W	Equity	Enterprise	EV/Revs		Earnings		Book
		Price	High	High	Low	Value	Value	2016E	2017E	2016E	2017E	Value
Company's Proxy Peers												
Proxy Peers	Cowen Group, Inc.	$3.13	47%	$6.59	$2.47	$333	$438	0.8x	0.7x	26.1x	7.2x	0.4x
Proxy Peers	JMP Group LLC	$5.30	65%	$8.18	$4.95	$116	$48	0.3x	0.3x	10.6x	8.3x	0.9x
Proxy Peers	Oppenheimer Holdings Inc.	$14.36	51%	$27.99	$13.58	$192	$198	0.2x	0.2x	80.8x	6.7x	0.4x
Proxy Peers	Piper Jaffray Companies	$40.84	81%	$50.66	$31.66	$538	$798	1.2x	1.0x	10.4x	8.3x	0.7x
Proxy Peers	Stifel Financial Corp.	$36.07	60%	$59.93	$25.00	$2,744	$6,193	2.4x	2.2x	14.3x	12.0x	1.1x
Proxy Peers	Evercore Partners Inc.	$50.12	83%	$60.63	$41.57	$2,251	$2,247	1.8x	1.6x	14.0x	12.7x	5.4x
	Median	$25.22	62%		NA	$435	$618	1.0x	0.9x	14.1x	8.3x	0.8x
	Mean	$24.97	65%		NA	$1,029	$1,654	1.1x	1.0x	26.0x	9.2x	1.5x
Advisory Peers												
Identified by Company	Greenhill & Co., Inc.	$19.66	46%	$42.82	$18.74	$624	$668	2.2x	2.1x	15.9x	13.3x	2.3x
Identified by Company	Lazard Ltd.	$34.01	57%	$59.82	$29.26	$4,520	$4,518	1.9x	1.8x	11.2x	9.6x	3.9x
Identified by Company	Moelis & Company	$26.66	84%	$31.84	$22.91	$2,333	$2,213	3.6x	3.3x	15.7x	14.0x	11.4x
Identified by Company	Evercore Partners Inc.	$50.12	83%	$60.63	$41.57	$2,251	$2,247	1.8x	1.6x	14.0x	12.7x	5.4x
Recent IPOS	PJT Partners Inc.	$24.88	83%	$30.00	$19.96	$454	$754	NA	NA	NA	NA	NM
Recent IPOS	Houlihan Lokey, Inc.	$23.10	86%	$26.75	$18.22	$1,509	$1,408	1.9x	1.7x	14.2x	12.5x	2.3x
	Median	$25.77	83%		NA	$1,880	$1,810	1.9x	1.8x	14.2x	12.7x	3.9x
	Mean	$29.74	73%		NA	$1,948	$1,968	2.3x	2.1x	14.2x	12.4x	5.0x
	FBR (Diluted)	$19.82	79%	$25.07	$15.51	$192	$70	0.5x	0.5x	NM	52.5x	1.0x
	FBR (Undiluted)	$19.82	79%	$25.07	$15.51	$148	$26	0.2x	0.2x	NM	40.4x	0.8x

Management's selective peer comparisons

In September 2014, management asserted that the "appropriate valuation comparison is to traditional high-performing advisory peers" and specifically identified these four firms as peers

	FBRC		EVR		GHL		LAZ		MC	
	Then	Now	Then	Now	Then	Now	Then	Now	Then	Now
Revenue / Head	$931	$399	$806	$906	$893	$799	$808	$917	$875	$912
Compensation Ratio	56%	64%	63%	64%	54%	56%	64%	56%	64%	56%
Operating Margin	22%	(13%)	17%	14%	25%	17%	14%	25%	17%	25%
Return on Equity	22%	(7%)	23%	24%	25%	16%	45%	55%	25%	64%
Price / Book	1.0x	0.8x	3.0x	5.4x	5.8x	2.3x	13.4x	3.9x	3.7x	11.4x
Price / Earnings	12.9x	NM	31.8x	14.0x	57.0x	15.9x	26.0x	11.2x	NM	15.7x

Now that those comparisons are unflattering, management has apparently disowned them and reverted to measuring itself against a less demanding peer set

Note: "Then" data based on Investor Presentation (September 2014); "Now" based on 5/20/16

vocecapital

FBR's stock has significantly underperformed since its IPO


2/28/13: FBR 1-for-4 reverse stock split
120%
80%
40%
--
(40%)
(80%)
(120%)
Jun-07
Jun-08
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
S&P: 65%
R2K: 52%
Peers: -22%
FBR: -73%
FBR
S&P 500
Russell 2000
Proxy and Advisory Peers

Underperforms indices across all periods

Voce 13D filed on 7/16/15

Period	FBR	S&P 500	Russell 2000	Peers
1 Year	(24.8%)	(0.4%)	(10.8%)	(31.9%)
3 Year	0.4%	40.1%	21.2%	19.2%
5 Year	26.1%	77.4%	48.7%	(7.8%)
Current Management	(4.8%)	163.1%	146.3%	18.5%
Since IPO (6/8/2007)	(72.8%)	65.4%	51.6%	(22.4%)

Note: Peers are Company's proxy peers (COWN, JMP, OPY, PJC, SF, EVR) and includes the advisory peers listed in the Company investor presentation (GHL, LAZ, MC); S&P500 and Russell 2000 represented by SPY and IWM, respectively; stock data is through 3/18/16 (the day before Voce's first press release)

vocecapital

More than 100% of TSR driven by capital return

TSR Bridge Since 2009


20.0%
10.0%
--
(10.0%)
(20.0%)
(30.0%)
(40.0%)
(50.0%)
(60.0%)
TSR
(30.6%)
(14.9%)
40.7%
(4.8%)
Book Value
Book Value Multiple
Share repurchases / Dividend
Total Shareholder Return

Since 2009, more than 100% of FBR TSR driven by share repurchases. Peer TSR of 19% has not benefited from such capital return as shown below:

	Change in Shares
FBR	(41%)
COWN	46%
JMP	4%
OPY	2%
PJC	(6%)
SF	71%
EVR	225%
GHL	6%
LAZ	70%
MC	64%

Under current management, shareholder return is negative. The only offset has been generated from capital return; there has not been any organic value created as the book value and associated multiple have shrunk.

Note: Data through 3/18/16

Capital return is finite


-7%
-65%
$400
$350
$300
$250
$200
$150
$100
$50
$ –
$380
$73
$322
$16
$236
$23
$296
$21
$353
$59
$275
$66
$165
$51
$122
$11
2009
2010
2011
2012
2013
2014
2015
1Q16
Cash & Investments
Cash Returned

Management's reliance on capital return for more than 100% of shareholder returns is unsustainable, in our view

Note: Company's 2015 10-K filing has discrepancies on cash used for share repurchases for 2013 and 2014 vs. prior 10-K; figures shown are based on 2015 disclosures

FBR has marooned itself


-45% plunge in equity value!
Market Capitalization ($mm)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$ --
$325
$446
$272
$126
$214
$333
$267
$196
$178
YE2008
YE2009
YE2010
YE2011
YE2012
YE2013
YE2014
YE2015
3/31/2016

									CAGR
ADTV (000's Shares)	51	82	45	26	61	56	51	25	-11%
ADTV ($000's)	$1,140	$1,403	$537	$290	$1,527	$1,479	$1,138	$435	-14%
Research Coverage (as of year end)	3	3	2	2	0	1	1	NA	NA

The ongoing share repurchases have dramatically reduced liquidity and institutional interest in FBR and orphaned its stock

vocecapital

B. Operating performance

"Has [non-GAAP reporting] gone overboard?...[Companies] love the non-GAAP measures because they tell a 'better' story....It's something we're looking at whether we need to actually rein that in..."

– SEC Chair Mary Jo White, March 2016

Management's disclosures should not be trusted

- **Management relies upon non-standard financial presentations**
  - "Recast Prior Year Cost Structure"
    - Management has published imaginary historical financial results that actually show "prior year expense and net income amounts recast using current year expense rates"
    - Not surprisingly, the historical operating income and margins look better when actual expenses that were incurred are dismissed with a wave of the hand
  - "Supplemental Compensation Table" from proxy
    - Management makes adjustments to the SEC mandated compensation disclosures by adjusting out performance share units as they are granted, making compensation appear much lower
  - "Adjusted Net Revenue"
    - Smoothed reporting results by reclassifying capital raising revenue from comparatively strong 2013 back into comparatively weaker 2012, whereas similar adjustments were ignored for contingent revenues recognized in 2010 but completed in 2009
- **Stated investment management returns of 10.5%**
  - In reality they are LOW SINGLE DIGITS, with most of the positive returns coming on a smaller base
  - Pre-tax returns have steadily decreased and in 2015 were approximately -5%
- **Selectively disclosed and then retracted key metrics**
  - Headcount by products; headcount and revenue by industry; and asset and capital by segment
  - No longer segment reports Principal Investing unit
- **Opportunistic use of peer sets**

Management's data manipulation materially impacts results

Category	Management's Reported Number		GAAP / Voce Calculations	
"Recast Prior Year Cost Structure" for 2008 – 2012	**2010** EBIT: $43.3mm Operating Margin: 18% EPS: $3.30		**2010** EBIT: -$41.7mm Operating Margin: -18% EPS: -$2.36	
"Supplemental Compensation"	**CEO** 2015: $1.0mm 2014: $1.3mm 2013: $4.1mm	**Top 5** 2015: $3.2mm 2014: $4.7mm 2013: $14.1mm	**CEO** 2015: $1.6mm 2014: $2.5mm 2013: $4.9mm	**Top 5** 2015: $5.8mm 2014: $9.3mm 2013: $18.0mm
"Adjusted" Net Revenue	<u>2012:</u> $189.8mm *Growth: 29%* <u>2013:</u> $221.5mm *Growth: 17%*		<u>2012:</u> $151.5mm *Growth: 3%* <u>2013:</u> $259.8mm *Growth: 72%*	
Principal Investing unit returns	10%+		4%	

Management's compensation numbers significantly understated

vocecapital

1 Revenue per head

FBR 2011 – 2015


$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$ --
Revenue / Head
$332
$550
$931
$605
$399
$643
Peer Average: $733
FBR Average: $564
2011
2012
2013
2014
2015
Peer 2015 Avg.

Peer Group Average (2011 – 2015)


$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$ --
Revenue / Head
$935
$877
$835
$802
$597
$564
$545
$536
$338
$281
$733
MC
GHL
LAZ
EVR
JMP
FBRC
PJC
COWN
SF
OPY
Peer Average
Excluded

Commentary

- Management promised "industry leading revenue per head"
- Despite identifying this as a key metric, FBR's revenue per head has been a significant disappointment by its own measures
  - Has stated a "$500K" benchmark
  - "Target range of $700K to $800K"
- FBR is considerably below peers and currently near 7-year lows
  - 2015 revenue per head is far below the peer average
  - 1Q16 annualized rate of $249K
- Stifel and Oppenheimer are excluded from the peer averages due to their large retail brokerage headcount (2,000+ and 1,000+ respectively)

vocecapital

② Revenue CAGR

2011 – 2015



25%
20%
15%
10%
5%
--
(5%)
Revenue CAGR
24%
20%
19%
14%
12%
7%
6%
(1%)
(2%)
(3%)
11%
EVR
MC
COWN
SF
PJC
LAZ
JMP
OPY
FBRC
GHL
Peer Average

Commentary

- Management repeatedly told investors it expected to grow revenues as a result of new initiatives
- Management also touted its strategy as being able to achieve growth regardless of industry challenges
- Despite including several acquisitions, total revenues have actually fallen
- FBR's revenue growth trails all peers but one and badly lags the average

vocecapital

3 Compensation

Compensation Per Head (FBR 2011 – 2015)


$600
$500
$400
$300
$200
$100
$ –
Compensation / Head
$251
$300
$519
$345
$257
Peer Average: $467
FBR Average: $334
2011
2012
2013
2014
2015

Peer Group Average (2011 – 2015)


$700
$600
$500
$400
$300
$200
$100
$ –
Compensation / Head
$606
$518
$517
$478
$423
$391
$335
$334
$220
$186
$467
MC
LAZ
EVR
GHL
JMP
COWN
PJC
FBRC
SF
OPY
Peer Average
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
–
Compensation Ratio
Excluded

Commentary

- We believe FBR's strategy is forcing it to pay below-market compensation to its rank-and-file producers
- This dangerous development is likely to further depress morale and may imperil the firm's human capital
- FBR's compensation per head trails all relevant peers and badly lags the average
- Current compensation per head is near 7-year lows

- Stifel and Oppenheimer are excluded from the peer averages due to their large retail brokerage headcount (2,000+ and 1,000+ respectively)

vocecapital

❹ Non-Comp Expenses

FBR 2011 – 2015



Expense Ratio
70%
60%
50%
40%
30%
20%
10%
--
59%
43%
22%
33%
49%
FBR Average: 41%
Peer Average: 24%
2011
2012
2013
2014
2015

Peer Group Average (2011 – 2015)



Expense Ratio
45%
40%
35%
30%
25%
20%
15%
10%
5%
--
21%
21%
21%
22%
23%
24%
25%
30%
32%
41%
24%
MC
JMP
LAZ
EVR
GHL
PJC
SF
COWN
OPY
FBRC
Peer Average

Commentary

- FBR's percentage of non-comp expenses to revenue is unacceptably high by our analysis – and rising
- Expense ratio trails all peers and badly lags the average
- Large expense items in this category include:
  - Professional services
  - Business development
  - Occupancy and equipment
  - Communications
  - Other opex

5 Operating Margin

FBR 2011 – 2015


30%
20%
10%
--
(10%)
(20%)
(30%)
(40%)
Operating Margin
22%
10%
3%
Peer Average: 10%
(34%)
(13%)
FBR Average: -3%
2011
2012
2013
2014
2015

Peer Group Average (2011 – 2015)


25%
20%
15%
10%
5%
--
(5%)
(10%)
Operating Margin
23%
17%
14%
14%
11%
11%
8%
2%
(3%)
(5%)
10%
GHL
LAZ
PJC
EVR
MC
SF
JMP
OPY
FBRC
COWN
Peer Average

Note: Operating margin based on pre-tax income

Commentary

- Management has repeatedly told investors its model would be "sustainable – and profitable – even in difficult markets"
- FBR's operating margin trails all peers but one and badly lags the average
  - FBR's bloated headcount is a primary culprit for its lack of profitability
- Its non-comp fixed expenses are compounding this syndrome

6 Return on Equity

FBR 2011 – 2015


Pre-tax Return on Equity
25.0%
20.0%
15.0%
10.0%
5.0%
–
(5.0%)
(10.0%)
(15.0%)
(20.0%)
(17.2%)
1.7%
21.6%
6.3%
(6.7%)
Peer Average: 15%
FBR Average: 1%
2011
2012
2013
2014
2015

Peer Group Average (2011 – 2015)


Pre-tax Return on Equity
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
–
(5%)
44%
24%
21%
19%
11%
9%
5%
4%
1%
(1%)
15%
LAZ
MC
GHL
EVR
SF
PJC
JMP
OPY
FBRC
COWN
Peer Average

Commentary

- ROE is a critical metric for a financial company
  - For comparability, we have analyzed pre-tax ROE for all peers as a better indicator of operating returns as it ignores the widely disparate tax assets and liabilities that of the peers (and FBR)
- Management told investors that "double digit ROE [is] a realistic target" and that it "absolutely should be able" to "target returns on equity ...in the low- to mid-teens"
- FBR's pre-tax return on equity trails all peers but one and badly lags the average
- FBR has only covered its cost of equity once in the past five years

vocecapital

Realign strategy and business

vocecapital

A. FBR's current strategy is unintelligible

Mission Creep

Non-Equity Expansion 2009 – 2011

Declared Strategy

- "FBR Capital Markets has evolved significantly over the last year as we have made investments to strengthen our franchise and become a leading full-service investment bank serving the middle market"
- "The addition of the credit sales and trading unit is an important step in [our] evolution and growth"
- "The firm's corporate bond and bank loan trading capability [will focus] on crossover, high-yield and distressed debt"
- "The expansion of our credit platform continues the strategic build-out of our corporate finance practice"
- "High yield is a critical area of strategic focus and growth potential for the firm"
- "Not just…an equity capital markets firm"

New Initiatives

- Credit sales and trading
- Debt origination
- Restructuring
- Prime brokerage
- Distressed credit sales
- Options / Convertible securities

All subsequently abandoned

Acquisitions / Industry Expansion 2012 – 2015

Declared Strategy

- "Boutique focus"
- "Expanded banking opportunities in growth industries with senior level hiring – already seeing meaning revenue in added verticals" (Healthcare, TMT and Alternative Energy / Renewables)
- "Re-stocked analyst coverage in Healthcare, Consumer, TMT and Alternative Energy"
- "[D]edicate senior resources within the firm to actively manage our liquid capital in order to achieve higher returns on that capital"

New Initiatives

- Purchase: Lazard Capital Markets – Healthcare / TMT
- Purchase: Lazard Securities Lending
- Purchase: MLV
- Principal Investing unit

In decline

"ECM Engine" Today

Declared Strategy

- "We are an equity capital markets firm"
- "[N]ot an industry boutique"
- "We are intensely focused on maximizing our ECM engine"
- "At our core, we are ECM specialists"

???

???

???

New Initiatives

- 3rd party retail distribution
- SPACs
- Advisory

Management promised a resilient business model for all market conditions

- **As management represented in 2014 and 2015:**
  - "FBR's focus on expenses…significantly limits the likelihood and degree of losses that may be sustained, <u>even in very weak revenue environments</u>"
  - "FBR current business model sustainable – <u>and profitable – even in difficult markets</u>"
  - "Allowing us to achieve <u>profitability across market conditions</u>"
  - "Consistently achieve <u>profitability in all market conditions</u>"
- **How would the business perform while under market duress?**

"I think in investment banking, [$15 million] would be at the low end of what we would hope we would ever see….[W]e are structured in such a way that even if we put up a really light revenue quarter like that, <u>we should be profitable.</u>"

– CEO Hendrix, July 2013

1Q16 net revenues were $17.9mm and the net loss was $5.5mm

"[W]e still have more work to do to achieve consistent profitability in challenging markets."

– CEO Hendrix, May 2016

Excuses rather than accountability

As market conditions turned, management has now attempted to blame the markets for its woeful financial performance

"[W]e were less active than in recent quarters as weakness in small caps and a return of market volatility late in the quarter created headwinds for completion of certain deals."

- CEO Hendrix, October 2014

"[A] precipitous decline in energy prices, increased market volatility and, in particular, a challenging environment for small-cap equities in the high-yield market proved challenging for our business and our results suffered."

- CEO Hendrix, February 2015

"The negative market conditions that we referred to on our last call, the decline in energy prices and reduced new issue activity particularly within the small-cap arena continued into 2015 and negatively impacted our first quarter investment banking and institutional brokerage revenues."

- CEO Hendrix, April 2015

"The unfavorable market conditions that we've referred to in previous calls this year including depressed new issue activity, particularly within small cap financials and real estate, continue to negatively impact our investment banking business. In addition, a spike in market volatility in August provided an additional incentive for prospective issuers to stay in the sidelines in September and created a tough environment for most of those that choose to forge ahead."

- CEO Hendrix, October 2015

"Our revenue this quarter reflects the extremely narrow and anemic equity capital markets activity....The overall health of the initial equity market is an essential element in the biggest part of our business, initial equity underwriting. Our tremendously focused strategy and ECM execution dictates that it is difficult to overcome an annualized 75% decline in industry volume."

- CEO Hendrix, April 2016

"Market volatility spiked in August, causing a pullback in valuations and diminished capital markets activity..."

- CEO Hendrix, May 2016

Despite management claims that the current business model would deliver profitability across market conditions, actual business performance has suffered in-line with or worse than the overall markets

Undue optimism has eroded management credibility, in our view

What Management Said:	Results?
"The recent investments in our team and capabilities should allow us to increase revenue per employee, a key metric for our business, as clients continue to respond to our enhanced resources and execution capabilities. These anticipated productivity increases, combined with our efficient operating platform, should help us expand our operating margins and returns on equity in coming quarters." *- CEO Hendrix, October 2014*	▪ Currently near 7-year lows on revenue per head and far below its peers on both operating margin and return on equity
"[W]e are optimistic that our pipeline will begin to yield more transaction activity over the balance of the year….we feel good about improvements to come over the course of the year….Early results in April have shown a rebound in activity reinforcing our view that Q1 decline was short-term in nature." *- CEO Hendrix, April 2015*	▪ Following 12 months yielded a net loss of over $10mm and continued weakness in transaction and trading activity
"I'm pleased with the start to our third quarter and we are cautiously optimistic that our recent momentum will generate a better second half of the year….we still think we're going to get work done…and more work than we did in the first half." *- CEO Hendrix, July 2015*	▪ Second half of the year yielded a net loss of $8mm as brokerage and capital raising revenues continued to decline sequentially
"With some relative market stability in domestic equities and commodities, our current pipeline should provide us with multiple opportunities to execute on significant transactions in the next few months in addition to our regular IPO and follow-on activity….[W]e are confident that our strategy, our team and our business model are all pointed in the right direction to generate significant increases in revenue and earnings as the environment improves." *- CEO Hendrix, October 2015*	▪ Next two quarters of less than $25mm of net revenues and net losses with little capital raising transactions – 4Q15: Net loss of $4.4mm – 1Q16: Net loss of $5.5mm
"We are seeing very recent signs of improvement in the new issue environment and encouraged that improvement will lead to better results over the balance of 2016….[T]he market has improved here a little bit of late, and so we are optimistic that we're going to begin to get more active." *-CEO Hendrix, April 2016*	▪ To be determined

B. Exit non-core industry sectors

FBR's historical success was built upon its relentless focus:

"FBR's strategy since inception has been to target specific industry sectors where it believes it can develop a unique research perspective....FBR believes that industry specialization is critical to meeting the requirements of its clients for sophisticated and non-traditional investment advice....The Company's strategy is to focus on selected segments within a limited number of undervalued, high potential industries and to offer FBR's full range of investment banking, sales and trading and asset management services within those industries."

– FBR Predecessor IPO Prospectus (1997)

The new corporate strategy: breadth over depth

- **FBR has abandoned its historical focus**
  - "In its brief history, FBR has grown from a regional boutique firm with primary expertise in financial institutions into a highly regarded investment bank with broad national coverage across many industries including consumer, energy, healthcare, industrials, insurance, and technology sectors." (Company website)
  - "FBR & Co. is a full-service investment banking and institutional brokerage firm with a deep expertise and focus on the equity capital markets. Since the founding of certain predecessor companies, we have grown from a boutique investment bank with primary expertise in financial institutions into a full-service U.S. investment bank for middle-market companies." (2015 10K)
- **FBR is spreading itself too thin**
  - "We focus our capital markets business (investment banking and institutional brokerage) in the following industry sectors—consumer, energy and natural resources, financial institutions, healthcare, industrials, insurance, real estate, and technology, media and telecommunications ("TMT"). Approximately 70% of the companies included in the S&P 500 Index conduct business in the industry sectors in which we focus." (2015 10K)
- **FBR's dedicated model requires resources across each covered industry vertical**
  - "FBR adds value by understanding the dynamics driving rapidly changing industries by establishing specialized industry platforms that offer sector-concentrated expertise in research, trading, distribution, merchant investing, mergers and acquisitions, and capital-raising." (Company website)

Headcount continues to grow while revenues fall


Employees
305
300
295
290
285
280
275
270
265
260
276
279
301
302
2012
2013
2014
2015

	2012	2013	2014	2015
Net Revenue ($mm)	$151	$260	$182	$120
Revenue / Head ($000's)	$550	$931	$605	$399

Note: Employee headcount based on average of beginning and ending annual figures

Significant mismatch of resources and opportunity

	Core Areas	Non-Core Areas
Industry	Financials, Real Estate, Energy	Consumer, TMT, Healthcare
Research Analysts **Companies Covered**	11 214	11 205
Estimated Revenue Contribution	75%	20%
Est. Revenue Mix (Banking/Brokerage)	~80% Banking (highly profitable) ~20% Brokerage (flat to negative)	~100% Brokerage (flat to negative)
Recognition / Brand Equity	High	Low / Non-existent
Dedicated Corporate Events / Conferences (LTM)	1	4
Track Record	Very Strong	Weak / Non-existent

Research coverage is misaligned…

Research Coverage by Industry


Other: 54
Industrials - 54
11%
Financials - 70
15%
Core: 214
Consumer - 19
4%
Real Estate - 51
11%
Healthcare - 76
16%
Non-Core: 205
Insurance - 23
5%
Energy - 70
15%
TMT - 110
23%

Core industry research is now less than half of the coverage universe

vocecapital

…resulting in diminished capabilities vs. competitors


Analysts
50
45
40
35
30
25
20
15
10
5
--
47
21
11
KBW
A Stifel Company
SANDLER O'NEILL + PARTNERS
FBR &Co.


Coverage
700
600
500
400
300
200
100
--
630
329
214
KBW
A Stifel Company
SANDLER O'NEILL + PARTNERS
FBR &Co.

FBR now has significantly fewer analysts and names under core coverage than its traditional competitors

vocecapital

Sector revenues overstate their contribution


Annual Banking and Trading Revenues
by Industry Sector (% of Total)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2011
2012
2013
2014
2015 Ann.
Consumer
Industrials
Healthcare
TMT
Energy
Insurance
Real Estate
FIG
FIG
Real Estate
Insurance
Energy
TMT
Healthcare
Industrials
Consumer

Despite repeated requests, management won't disclose revenue type or profitability by industry, most likely because the vast majority of the revenues in ancillary groups are lower margin trading rather than banking revenues

Acquisition of Lazard's healthcare unit…
…time to acknowledge its failure

- **In October 2013, FBR announced it would acquire the team at Lazard Capital Markets (LCM)**
  - Bought in a liquidation auction to bring on 29 professionals, mostly in healthcare, with some TMT and consumer exposure
  - Included compensation guarantees
- **At the time, management justified the purchase as an opportunity to acquire a seasoned team**
  - Almost all of the team left and management had to re-hire the positions
- **FBR has very little to show for the acquisition**
  - No material banking transactions
  - At acquisition targeted incremental "$15mm to $20mm" trading revenues
  - Only low margin secondary trading (estimated to be ~$5M in revenues in 2015)
- **Voce estimated healthcare research annual opex cost: $4 to $6 million**
  - 4 publishing analysts and 7 research associates
  - 2 to 3 sales traders
  - 1 to 2 institutional sales people
  - Incremental communications, business development, conference and support costs
- **Management's continual promises of progress in healthcare have proven fruitless**
- **LCM folly echoes FBR's Watch Hill Partners acquisition in 2009**
  - Highly touted by Mr. Hendrix: "[W]e are assembling one of the most talented teams and compelling platforms in the industry today."
  - Acquired 8 senior advisory bankers, who all quickly left post-acquisition

Management's asserted goals for healthcare appear incredible

"I'm pleased to report that within a week of [the Lazard Capital Markets] announcement, these new employees are already fully engaged with clients….In terms of getting to a fully ramped run rate, I'd like to think that's going to occur over the next 3 to 6 months. And that effectively for 2014, that our revenue per head and compensation per head metrics would all be consistent with the rest of the business…"

– CEO Hendrix, October 2013

Objective	Reality
Revenue / head at or above corporate average	Dilutive to corporate operating metrics
Want to ramp up to announce first meaningful healthcare deal. By 2014…then by 2015…	Still waiting on the big announcement
Trying to build to a $25 - $35 million annual business	~$5 million annually – All sales and trading; minimal high margin banking
Time sensitive group hire from Lazard Capital Markets	Half the employees left immediately – 2 out of 3 research analysts – All of the sales people Almost all eventually left and had to be replaced

"[T]he banking team that we have in place in healthcare is starting to become active as well. And we do have significant transactions in the pipeline from that group….What we're seeing is a lot of activity in healthcare…"

– CEO Hendrix, February 2015

"Our expanding capabilities within [healthcare and TMT] sectors should provide opportunities to participate more broadly, going forward….Our pipeline is growing and we're seeing opportunities developing in both our energy and healthcare groups."

– CEO Hendrix, April 2015

C. Disband principal investing effort

"[A] transaction driven business model focused on ideas and execution that make money for our clients – not relying on revenue generated from our capital"

– FBR Investor Presentation (2014)

Principal investing segment

A flawed and costly scheme

- **FBR's principal investment strategy has not succeeded**
  - Currently consumes $69mm of capital
  - 4-year average pre-tax ROA of ~4%
  - Inefficient tax structure and extra layer of expenses means it will likely never earn its cost of capital
- **FBR doesn't even manage the capital itself**
  - $50mm of the investment management funds are outsourced to externally managed funds charging full fees
- **FBR internal resources**
  - Segment previously managed by Office of the Chief Investment Officer, which has been paid ~$2.5mm per year over last three years
    - CIO also was permitted to run an outside fund at the same time
- **Redemptions**
  - Over last few quarters, in response to our criticism, FBR has begun redeeming some investments, which only increases the expense burden on the remaining assets
- **Reduced transparency**
  - Management has recently announced it will stop breaking out principal investing as a separate business segment

Funds allocations

Total value of investments	$69.3
Fixed Income	26.3
Multi-strat	14.5
PE Funds (non-redeemable)	8.9
Investment funds	49.7
Internally managed (investment)	8.5
Internally managed (trading at B/D sub)	11.1

Liquidation Potential of Investment Funds

	Segment	Total	%
Within 60 days	$18.9	18.9	38.1%
Within 6 months	21.9	40.8	82.1%
Total	40.8		82.1%

Investment Securities Balance


$200
$150
$100
$50
$ --
$166
$149
$121
$116
$95
$24
$47
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
Investment Securities
Securities out for Redemption

Anemic historical returns

Historical pre-tax adjusted investment management returns [1]


35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
--
(5.0%)
(10.0%)
9.2%
13.5%
7.8%
29.7%
4.8%
11.3%
(4.5%)
(0.8%)
2012
2013
2014
2015
FBR Return on Asset
S&P500
Avg. return of 4% vs. 13% for S&P500

	2012	2013	2014	2015
Average Capital Deployed ($mm)	$54	$92	$119	$135

Management has indicated returns in this segment are 10%+. Our calculations based on public disclosures indicate a much lower long-term track record. High G&A as a % of AUM and an extra layer of taxes mean this business is unlikely to ever cover its cost of capital.

1. Adjusted for estimated large cash positions and short-treasury positions used solely to reduce cash taxes per Company

Beware additional misallocations of capital

- **Management has floated several potential new principal investing strategies in our meetings:**
  - Launching new principal investing vehicles, including managing 3rd party funds
  - Entering the high yield origination / distribution business
  - Retail products and / or distribution
  - Acquisition of additional sub-scale capital markets entities
  - Niche credit strategies
- **FBR's poor principal investing performance has not earned it the right to hold or invest excess shareholder capital, in our view**
- **We are opposed to further acquisitions or diversionary efforts away from FBR's core franchise**

Management's reluctance to clarify the intended use of excess capital should concern shareholders

D. Drive high margin M&A within core industries

"The most important area for future growth at FBR is within our advisory practice. Growth here has long been a strategic goal of the firm and continues to be an opportunity. We have made a number of efforts over the years to add advisory focused bankers to our platform, from team lift-outs and bolt-ons to individual hires. While we have had some success with those efforts, we are not where we intend to be in this important, non-capital markets part of our business."

– FBR Shareholder Letter (2016)

Perennially missed advisory opportunity

"[W]e were successful in….[enhancing] our overall advisory franchise through a strategic acquisition…. We now can and will effectively compete for corporate financing advisory business throughout the company's life cycle and we are relevant up-and-down the capital structure, not just as an equity capital markets firm."

– CEO Hendrix, February 2010

"Focused growth in advisory business with several dedicated M&A bankers embedded across industry verticals – healthy pipeline reflecting new expanded capabilities in high volume market"

– FBR Investor Presentation (2014)

"[W]e're seeing improvement in our Advisory business as a result of key hires in 2013 and a renewed focus on M&A as a priority."

– CEO Hendrix, April 2014

"[A]dvisory revenue was quite light during the quarter, though we anticipate a pickup in…the remainder of the year."

– CEO Hendrix, July 2014

"While we showed real progress [in advisory]….[w]e do have more people in place. We definitely have more active pipelines than we've had over the past couple of years, and we certainly expect, I would say, significant growth in that business….As that team continues to build momentum, we look forward to further growth in 2015."

– CEO Hendrix, February 2015

"[O]ur M&A and advisory team has continued to build momentum early in 2015 and revenues there are tracking close to or slightly above our full year expectations."

– CEO Hendrix, April 2015

We see no reason to believe current management will be any more successful today in building an advisory business than it has been in the past

To build an advisory business, you must first understand it

- **FBR has not leveraged its relationships into meaningful advisory revenues**
- **Management has failed in its stated objective of growing its M&A business**
  - M&A revenues have fallen by 44% under current management
  - Management has acknowledged its failures in M&A have been due to flawed incentives, poor oversight and a cultural aversion to M&A



Advisory Revenues
$25
$20
$15
$10
$5
$ –
$18
$20
$15
$7
$10
$11
$10
2009
2010
2011
2012
2013
2014
2015

Flat and low for three straight years!

- **Cognitive dissonance won't help attract successful advisory bankers**
  - "[W]e are an equity capital markets firm…"
  - "We are intensely focused on maximizing our ECM engine…"
  - "Our strategy is to fully engage our ECM engine…"
  - "At our core, we are ECM specialists…"

FBR should prioritize greater <u>depth</u> in its core industries – including the addition of high margin strategic advisory revenues – rather than <u>breadth</u> from profitless forays into new sectors

Voce has been stressing importance of advisory for more than a year

Advisory Business		FBR Specific Issues	
Why Advisory is Important	**How it complements FBR**	**Required to Succeed**	**Voce Evaluation of FBR Today**
▪ High margin revenues	▪ Increase revenue / head ▪ Increase operating margin	Corporate Relationships	✓
▪ Less cyclical	▪ Smooth volatility of capital markets business	Industry expertise	✓
▪ Capital efficient	▪ Increase return on equity	Intellectual Capital	✓
▪ Higher market multiples of book value and P/E	▪ Enhance valuation	Leadership	✗
▪ Strategic product	▪ Affords access to client CEO and Board ▪ Valuable cross-selling with capital raising ▪ Deeper monetization of existing footprint / relationships	Boardroom Gravitas / Street Cred	✗
		Transaction Experience	✗

FBR badly lags in advisory revenues

The traditional "high-performing advisory peers" that the Company specifically identified drastically outperform FBR on many key metrics

	FBRC		EVR		GHL		LAZ		MC	
	Then	Now	Then	Now	Then	Now	Then	Now	Then	Now
Revenue / Head	$931	$399	$806	$906	$893	$799	$808	$917	$875	$912
Compensation Ratio	56%	64%	63%	64%	54%	56%	64%	56%	64%	56%
Operating Margin	22%	(13%)	17%	14%	25%	17%	14%	25%	17%	25%
Return on Equity	22%	(7%)	23%	24%	25%	16%	45%	55%	25%	64%
Price / Book	1.0x	0.8x	3.0x	5.4x	5.8x	2.3x	13.4x	3.9x	3.7x	11.4x
Price / Earnings	12.9x	NM	31.8x	14.0x	57.0x	15.9x	26.0x	11.2x	NM	15.7x

As a result, these firms receive a meaningful valuation premium relative to FBR

Note: "Then" data based on Investor Presentation (September 2014); "Now" based on 5/20/16

Reduce expenses

Historical FBR income statement

		2012	2013	2014	2015
Capital Raising		$84.1	$186.5	$103.9	$61.6
Brokerage		52.5	53.7	56.2	45.4
Advisory		6.5	9.7	11.4	9.6
Other		8.4	9.9	10.7	3.9
Net Revenue		$151.5	$259.8	$182.1	$120.4
Compensation and Benefits	1	$82.7	$144.7	$103.8	$77.5
Clearing and Brokerage		7.5	4.9	4.8	5.3
Business Development	2	9.4	9.6	11.7	9.8
Professional Services		12.8	12.3	13.3	13.3
Other Opex	3	35.2	31.0	31.2	30.3
Operating Profit		**$3.9**	**$57.3**	**$17.4**	**($15.8)**
% Margin		*2.6%*	*22.0%*	*9.5%*	*(13.1%)*
% of Revenue					
Compensation and Benefits		54.6%	55.7%	57.0%	64.3%
Clearing and Brokerage		4.9%	1.9%	2.6%	4.4%
Business Development	2	6.2%	3.7%	6.4%	8.2%
Professional Services		8.5%	4.7%	7.3%	11.0%
Other Opex		23.2%	11.9%	17.2%	25.1%
Average Headcount	4	276	279	301	302
Revenue / Head ($000's)	5	$550	$931	$605	$399
Compensation / Head ($000's)		$300	$519	$345	$257

1. **CEO, CFO and CIO average ~$7mm / year (~7% of the total compensation pool)**
2. **Business development / professional services costs**
   - Frictional costs associated with broken deal fees
   - Opportunity for more reimbursement
   - High overhead associated with headcount
3. **Other Opex**
   - Ongoing Board compensation and expense costs of ~$2mm
   - Opportunity for office consolidation
4. **Headcount growth**
   - Lazard healthcare capital markets and MLV acquisitions have expanded headcount
   - Recent senior hiring spree in investment banking and research
5. **Headcount efficiency**
   - Company-stated benchmark revenue of ~$500k / head
   - Metrics likely underpaying high performers

Accelerated expense growth even in the face of declining revenues

- **FBR's response to its disastrous financial results? Double-down**
  - April 2016 – Announces Chris Meekins Initiates Healthcare Policy Research
  - April 2016 – Announces Holden Lewis Joins Equity Research Team (Industrials)
  - March 2016 – Announces the Addition of Michael McHugh (TMT) and Randy Billhardt (3rd Party Retail Distribution) to Investment Banking Team as Managing Directors
  - February 2016 – Announces the Addition of Tina Pappas to Investment Banking Team as Managing Director (SPACs)
  - September 2015 – Announces Carter W. Driscoll, CFA Joins Equity Research Team (Alternative Energy)
- **Despite carrying excessive public company costs for a company of its size, FBR has increased the size of its Board by 60% in past 1.5 years**
  - Announces the Election of Allison Leopold Tilley to Its Board of Directors (2/10/2016)
  - Announces the Election of Mark R. Patterson to Its Board of Directors (10/6/2015)
  - Announces the Election of William F. Strome to Its Board of Directors (10/17/2014)

  } Both steps taken after Voce's arrival
- **Excessive overhead and public company costs, in our view**
  - CEO, CFO and CIO average ~$7 million / year (~7% of the total compensation pool)
  - E.g., SVP of "Investor Relations" who has never participated in a single earnings call
  - E.g., another SVP of "Corporate Communications and Community Relations"
- **Company is currently advertising for 10 open positions, including in <u>healthcare</u> and <u>biotech</u>**

In our view, excessive, and misaligned, CEO compensation…



Mr. Hendrix (CEO) Annual Compensation
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$ --
2009
2010
2011
2012
2013
2014
2015

Annual Shareholder Return	27%	(38%)	(46%)	89%	70%	(7%)	(18%)

Cumulative ('09 – Now)

- -5% TSR
- -46% lower market cap
- -38% lower revenues

Mr. Hendrix has made over $23 million since 2009 while the Company and shareholders have lost significant value

Note: Data through 3/18/16

vocecapital

…extends to the other executives…

Flawed Compensation Structure

- **Bonuses**
  - Funding based on achieving a net revenue level of at least $140 million (in 2014)
  - No direct incentive for:
    - Profitability
    - Mix
    - Growth (prior year revenue of $260mm)
  - Qualitative profitability, ROE, expense and strategic goal metrics not tied to specific figures or goals
- **Restricted Stock Units**
  - Solely based on time-vesting
- **"Performance" Stock Units**
  - Tied to tangible book value per share
  - Based on a 6% annual growth rate, far below the equity cost of capital
  - Board-approved share repurchase plan would help achieve vesting of units

Historical Top 5 Compensation


Top 5 Compensation ($mm)
% of Market Cap
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$ --
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
--
$13.1
$4.0
$10.1
$18.0
$9.3
$5.8
2010
2011
2012
2013
2014
2015

…and is grossly unfair to FBR's other employees

Top 5 Compensation (% of Revenue)


9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
-
0.8%
1.2%
1.3%
1.7%
2.7%
3.1%
3.5%
3.6%
5.5%
8.3%
2.9%
OPY
SF
MC
LAZ
PJC
COWN
EVR
GHL
FBRC
JMP
Peer Average

Top 5 Compensation (% of Total Comp)


14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
-
1.2%
1.8%
2.7%
3.9%
4.2%
4.5%
5.3%
6.6%
9.0%
12.0%
4.7%
OPY
SF
LAZ
MC
COWN
PJC
EVR
GHL
FBRC
JMP
Peer Average

Commentary

- FBR is paying more of its revenues to its top executives than all but one of its peers

- FBR is allocating more compensation to its top executives vs. other employees than all but one of its peers
- Other key revenue generating employees are likely being underpaid

Greedy compensation practices such as this are corrosive to FBR's culture, in our view

vocecapital

Revitalize corporate governance issues

FBR's Board is not truly independent


FBR Insider
FBR Employment
FBR Affiliate
FBR Client
Director Tenure
Allison Leopold Tilley
Director (2016)
Arthur Reimers
Goldman Sachs
Director (Since 2007)
Crestview Partners (2006 – 2013)
Mark Patterson
Analyst at NWQ – FBR / Arlington Asset Top Shareholder (2001 – 2014)
Director (Since 2015)
Reena Aggarwal
Trustee of the FBR Funds (2006 – 2011)
Director (2011 – Present)
Richard Kraemer
Chairman at Saxon and Trustee of American Financial Realty Trust
Director (2007 – Present)
Director at Stonegate (Since 2013)
Thomas Hynes
Director at Prentiss (1996 – 2006)
Director (2007 – Present)
William Strome
PNC
FBR (2001 – 2006)
Employee at RTI (2007 – 2014)
Director (Since 2014)
Director at ExOne
Rick Hendrix
PNC
Director (2006 – Present)
FBR Employee (1999 – Present)
All appointed same day
Pre-2001
Pre-IPO
'07
'09
'11
'13
'15
Present

Nearly all of FBR's Directors have long-standing ties to the Company and management that pre-date their Board tenure

Accountability is long overdue

These three senior directors hold three of the Board's five leadership positions

Director	Age	Years on Board	TSR since joining*	Russell 2000 TSR since joining*	TSR performance vs. Russell 2000 since joining*	Board Roles	Prior employment	Year of full-time retirement	Independence Measures: FBR Employee	Independence Measures: FBR Client	Independence Measures: FBR Affiliate	Independence Measures: Close personal relationship with CEO
Thomas J. Hynes Jr.	76	9	-73%	52%	-124%	Chair of Nomination and Corporate Governance Committee; Member of Compensation Committee	Real Estate	NA		✗		
Arthur J. Reimers	61	9	-73%	52%	-124%	Lead Independent Director; Chair of Compensation Committee; Member of Audit and Nomination and Corporate Governance Committees	Finance	2001			✗	✗
William F. Strome	61	2	-30%	4%	-34%	Member of Audit and Compensation Committees	Finance	2014	✗	✗		✗

*Note: For directors who joined prior to IPO, returns data is based on the IPO price; share price data through 3/18/16

Arthur J. Reimers

- **Wields excessive power, in our view**
  - Lead Director
  - Member of every Board committee
  - Chair of the Compensation Committee
- **Bears responsibility for FBR's long-term track record**
  - Director since IPO
  - Board's Lead Director
- **We believe he is misaligned with shareholders**
  - Never purchased stock on the open market
  - Hostile and antagonistic when approached by Voce
- **Stale experience, in our view**
  - Retired since 2001
- **We believe he has a spotty track record**
  - Rotech went bankrupt while he was a Director
  - Left Cumulus Media Board within 3 years
- **Undisclosed investment in private equity fund that directly invested in FBR in a negotiated transaction (see next page)**

We are particularly concerned by Mr. Reimers undisclosed relationship with Crestview Partners



= CP portfolio company
= Reimers LP Investment
= Former GS investment bankers
Barry Volpert
Bob Delaney
Bob Hurst
Tom Murphy
Rich DeMartini
Founded
Crestview
Goldman Sachs
Join FBR Board in 2006
Crestview Partners (CP) I
CP II
CP III
LP
Andy Alper
Art Reimers
Buys 8% of FBR in 2006
Millions in fees and incremental options
CP Investment
CUMULUS
Reimers appointed to Board by Crestview
FBR Board Appointees on the same day in 2007
FBR & Co
Thomas Hynes
Richard Kraemer

While Reimers on FBR's Board:

- Pays millions of dollars in management fees to Crestview
- Issues equity and options to Crestview
- Repurchases Crestview stake in two negotiated transactions

William F. Strome

- **Member of the Compensation Committee**
- **We believe he is not independent of management – Long-term relationship with Company insiders**
  - Previously worked at PNC with Mr. Hendrix in the 90's
  - Rejoined Mr. Hendrix at FBR from 2001 to 2007
  - Left for RTI, where he then awarded business to FBR
- **Limited share ownership**
  - Had not acquired a single share on the open market prior to Voce's involvement

Thomas J. Hynes

- **Chair of the Nomination and Corporate Governance Committee**
  - We believe the Committee has been derelict in supervising corporate governance
  - Committee rejected all three Voce candidates without even offering to interview
  - Also sits on the Compensation Committee
- **Bears responsibility for FBR's long-term track record**
  - Director since IPO
- **Limited share ownership**
  - Has not acquired a single share on the open market since the IPO

Conclusion

The Board faces many crucial questions

Strategy	▪ Should FBR refocus on its historic strengths? ▪ What is the appropriate headcount to pursue the focused strategy? ▪ How much more can be invested into building the healthcare vertical before acknowledging the Lazard Capital Markets acquisition has been a failure? ▪ What neglected areas within the Company's core need reinvestment? ▪ Should FBR continue attempting to grow through acquisitions? ▪ Is FBR viable as a stand-alone public company in its current state?
Leadership	▪ Can the current senior management attract the right talent to build an advisory business? ▪ Are there other senior managers better suited to lead the Company? ▪ What is the right compensation structure to align the executive team and senior employees with shareholders?
Corporate Governance	▪ Has the Board held itself and the management team accountable? ▪ Is the Board the right size? ▪ Is the Board properly aligned with shareholders? ▪ How can the Board reassert proper oversight of management?
Capital Allocation	▪ How much cash does FBR need to operate? ▪ Is 100% equity (without any reliance on credit) the most efficient way to fund the business? ▪ Are continued share repurchases the most efficient way to return capital?
Culture	▪ How should the Board instill a culture of objectivity, transparency and accountability? ▪ How can the *espirit de corps* of FBR's past be rekindled?

The time for shareholders to act is now…


Current Insider Ownership Since 2008
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
0.8%
1.7%
2.5%
3.6%
6.3%
7.5%
9.4%
13.3%

	2008	2009	2010	2011	2012	2013	2014	2015	Total
Net Insider Grants		0.9%	0.7%	0.6%	2.0%	0.5%	0.5%	0.3%	2.8%
New Directors Added		--	--	0.1%	--	--	0.0%	2.0%	2.1%
Insider Open Market Purchases		0.1%	0.1%	--	--	0.0%	0.0%	--	0.3%
Net Share Issuances / Repurchases		(0.1%)	0.0%	0.5%	0.6%	0.6%	1.3%	1.7%	7.4%
Total Growth in Insider Ownership		**0.9%**	**0.8%**	**1.2%**	**2.7%**	**1.2%**	**1.9%**	**4.0%**	**12.5%**

vocecapital

…as control of FBR is quickly passing to insiders

"Targeting inside ownership for 30%, which we believe to be achievable over the next two years…"
– ***FBR Investor Presentation (2015)***

Projected Growth in Insider Ownership Based on Current Equity Grants


25.0%
20.0%
15.0%
10.0%
5.0%
-
13.3%
14.7%
18.6%
22.8%
23.5%
Current Ownership
Share Repurchase
Incl. RSUs
Incl. PSUs
Incl. Options

"[Voce's] argument…raises a new question for activism in the coming years, as companies increasingly pay executives in stock and also repurchase billions in stock. Though most companies have diverse ownership, large investors are building up bigger combined stakes and for smaller companies, such creeping control for management could raise governance concerns."
– ***David Benoit, "In FBR Proxy Fight, Activist Sees Last Chance to Influence Board", The Wall Street Journal, May 2016***

Conclusion: Making a difference

While FBR's shortcomings are many and varied, we believe it can be substantially reoriented with the following straightforward actions:

- **Realigning the business around its traditional core**
  - Exit dilutive, non-core verticals immediately
  - Shut the Principal Investing unit immediately
  - Build a complementary advisory business
  - Reinvest in underinvested parts of the core
  - Focus on organic growth rather than acquisitions
- **Reducing expenses**
  - Insist on compensation that is tied to performance and aligned with shareholder interests
  - Shrink footprint and headcount
  - Scrutinize expenses and personnel choices
- **Revitalizing corporate governance**
  - Addition by subtraction – the three Directors Voce will replace are ineffective and misaligned with shareholders
  - Align insider interests with shareholders through share ownership and transparency
  - Instill a culture of objectivity and accountability

Our nominees are experienced, effective professionals who will make a significant impact as constructive change agents while still only constituting a minority of the Board

Sources

- Page 5: Activist campaign duration and returns based on period from first public disclosure of Voce involvement through resolution via settlement or, in the case of a company sale, transaction closing
- Page 6: S&P Capital IQ
- Page 8: 2014 Investor presentation, Earnings transcripts
- Page 13: Forms 10-K, 8-K
- Page 14: Forms 10-K, 8-K, Wall Street estimates
- Page 15: Forms 10-K, S-1, Company website, Company materials
- Page 16: 2014 Investor presentation, Forms 10-K, 10-Q
- Page 17: Forms 10-K, 10-Q, S&P Capital IQ
- Page 18: Duff & Phelps 2016 Valuation Handbook, Bloomberg, Form 10-K
- Page 19: Company website
- Page 20: Proxy statements, Form 10-K
- Page 21: Proxy statements
- Page 24: S&P Capital IQ, Company press releases
- Page 25: S&P Capital IQ, Forms 10-K, 10-Q, Proxy statements
- Page 26: 2014 Investor presentation, S&P Capital IQ
- Page 27: S&P Capital IQ
- Page 28: S&P Capital IQ, Form 10-K
- Page 29: Forms 10-K, 10-Q, S-1
- Page 30: S&P Capital IQ, Bloomberg, Form 10-K

Sources

- Page 32: 2016 Capital Markets Summit
- Page 33: 2015 Investor presentation, Proxy statement, Form 10-K
- Page 34: 2014 Investor presentation, Proxy statement, Form 10-K
- Pages 35 to 40: Forms 10-K, 10-Q, S-1, Proxy statements, Earnings transcripts
- Page 43: Company press releases, 2014 and 2015 Investor presentations, 2016 Shareholder letter
- Page 44: Earnings transcripts, 2014 and 2015 Investor presentations
- Page 45: Earnings transcripts, 2016 Shareholder letter
- Page 46: Earnings transcripts, Forms 10-K, 10-Q
- Page 48: Form S-1
- Page 49: Company website, Form 10-K
- Page 50: Form 10-K
- Page 51: Voce research, Meetings with management, Company website
- Page 52: Company website
- Page 53: Voce research, Company website
- Page 54: 2015 Investor presentation
- Page 55: Voce research, Meetings with management
- Page 56: Earnings transcripts, Voce research
- Page 58: 2014 Investor presentation
- Page 59: Forms 10-K, 10-Q, Proxy statement

Sources

- Page 60: Form 10-K, Voce research, Meetings with management
- Page 61: Meetings with management
- Page 63: 2016 Shareholder letter
- Page 64: Earnings transcripts, 2014 Investor presentation
- Page 65: Form 10-K, 2016 Shareholder letter
- Page 66: Voce research
- Page 67: 2014 Investor presentation, S&P Capital IQ
- Page 69: Forms 10-K, 8-K, Proxy statements
- Page 70: Form 8-K, Proxy statements, Company website
- Page 71: Proxy statements, S&P Capital IQ, Form 10-K
- Page 72: Proxy statements
- Page 73: Proxy statements, Form 10-K
- Page 75: Proxy statements, Voce research, Meetings with management
- Page 76: Proxy statements, S&P Capital IQ, Voce research, ISS
- Page 77: Voce research, Proxy statements
- Page 78: Voce research, Proxy statements
- Pages 79 and 80: Voce research, Proxy statements
- Page 83: Voce research, Proxy statements, Form 4
- Page 84: Voce research, Proxy statements, The Wall Street Journal, 2015 Investor presentation

Disclaimer

VOCE CATALYST PARTNERS LP, VOCE CAPITAL MANAGEMENT LLC, VOCE CAPITAL LLC, JARL BERNTZEN, MICHAEL J. MCCONNELL AND J. DANIEL PLANTS (TOGETHER, THE "PARTICIPANTS") HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A ON MAY 9, 2016 A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE PARTICIPANTS' SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF FBR & CO. (THE "COMPANY") FOR USE AT THE COMPANY'S 2016 ANNUAL MEETING OF SHAREHOLDERS (THE "PROXY SOLICITATION").

ALL SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE PROXY SOLICITATION WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD ARE AVAILABLE, ALONG WITH OTHER RELEVANT DOCUMENTS (WHEN THEY BECOME AVAILABLE), AT NO CHARGE ON THE SEC'S WEBSITE AT http://www.sec.gov/.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN ANNEXES I AND II TO THE DEFINITIVE PROXY STATEMENT FILED BY THE PARTICIPANTS WITH THE SEC ON MAY 9, 2016. THIS DOCUMENT CAN BE OBTAINED AT NO CHARGE ON THE SEC'S WEBSITE AT http://www.sec.gov/.